FIRST AMENDMENT TO MASTER ASSET MANAGEMENT AGREEMENT THIS FIRST AMENDMENT TO MASTER ASSET MANAGEMENT AGREEMENT (“Amendment”) is dated as of September 11, 2024 and made effective as of July 1, 2024 (“Effective Date”) by and between COMSTOCK PARTNERS, LC, a Virginia limited liability company (“CP”), and CHCI ASSET MANAGEMENT, LC, a Virginia limited liability company(“CHCI”). RECITALS: A. CP and CHCI are parties to that certain Master Asset Management Agreement dated effective as of June 13, 2022 (the “Original Agreement”). B. Section 16(d) of the Original Agreement permits that the Original Agreement may be modified by an instrument executed by the parties hereto. NOW, THEREFORE, the parties hereby covenant and declare, on behalf of themselves and their respective successors and assigns, that the Original Agreement shall be amended as follows. 1. Terms and Definitions. The terms used herein shall have the same meanings and definitions as set forth in the Original Agreement, except as otherwise specifically stated herein. 2. Base Incentive Fee. The definition of “Base Incentive Fee” set forth in Section 1(a) of the Original Agreement is hereby deleted in its entirety and the following language is hereby inserted in lieu thereof: “‘Base Incentive Fee’ means on a Mark to Market Basis, the incentive compensation fee paid upon an Operating Assets Triggering Event, an Assets Under Development Triggering Event, or a Deferred Operating Assets Triggering Event; calculated on a one time basis with respect to a CP Entity holding a Real Estate Asset subject to this Agreement in an amount calculated in arrears, not less than zero, equal to (i) ten percent (10%) of the imputed profit of the Real Estate Asset as if a Capital Event Transaction has occurred; after calculating a compounding preferred return of eight percent (8%) per annum on the Invested Capital in each CP Entity less the applicable Land Payoff Allocation as shown on Exhibit B and Exhibit C attached hereto and incorporated herein by this reference.” 3. Deferred Operating Assets Triggering Event. Section 1(a) of the Original Agreement is hereby revised by inserting as a new defined term the following language after the definition of “Cost Plus Fee” in such section: “‘Deferred Operating Assets Triggering Event’ means with respect to the Real Estate Assets identified on Exhibit C attached hereto, at the election of the Manager and consent of CP, not to be unreasonably withheld, the Base Incentive Fee or Market Incentive Fee will be realized either (i) October 1, 2027, (ii) upon the sale of a Real Estate Asset, (iii) upon the refinance of the Real Estate Asset, or (iv) the period of time in which a eighty-five percent (85%) leased rate has been achieved if the Real Estate Asset is a commercial asset. 4. Development and Construction Management Fee. The definition of “Development and Construction Management Fee” set forth in Section 1(a) of the Original Agreement is hereby revised by adding the following language at the end thereof: “Manager shall be entitled to receive a Development and Construction Management Fee during any period of delay in the delivery of the Real

Estate Asset which is caused by a casualty. The Development and Construction Management Fee during a period of delay shall be equivalent to the monthly prorated Development and Construction Management Fee which Manager had been earning on the date of the casualty causing such delay and shall continue through the entire period of delay.” 5. Lease Termination Fee. Section 1(a) of the Original Agreement is hereby further revised by inserting as a new defined term the following language after the definition of “Leasing Fee” in such section: “‘Lease Termination Fee’ means a fee equal to three and a half percent (3.5%) of the gross rental revenue paid by any tenant of a commercial asset in connection with the early termination of a lease.” 6. Mark to Market Basis. The definition of “Mark to Market Basis” set forth in Section 1(a) of the Original Agreement is hereby deleted in its entirety and the following language is hereby inserted in lieu thereof: “‘Mark to Market Basis’ means for each Real Estate Asset for which an Operating Assets Triggering Event, an Asset Under Development Triggering Event, or a Deferred Operating Assets Triggering Event has occurred that entitles the Manager to a Base Incentive Fee or a Market Incentive Fee, the calculation of the Fair Market Value of such Real Estate Asset at its then current Fair Market Value as if a Capital Event Transaction has occurred even though the CP Entity holding such Real Estate Asset has not entered into a Capital Event Transaction. 7. Market Incentive Fee. The definition of “Market Incentive Fee” set forth in Section 1(a) of the Original Agreement is hereby deleted in its entirety and the following language is hereby inserted in lieu thereof: “‘Market Incentive Fee’ means on a Mark to Market Basis, the incentive compensation fee paid upon an Operating Assets Triggering Event, an asset Under Development Triggering Event, or a Deferred Operating Assets Triggering Event and calculated on a one time basis with respect to a CP Entity holding a Real Estate Asset subject to this Agreement in an amount calculated in arrears, not less than zero, equal to (i) twenty percent (20%) of the imputed profit of the Real Estate Asset as if a Capital Event Transaction has occurred; after calculating a compounding preferred return of eight percent (8%) per annum on the Invested Capital less the Land Payoff Allocation as shown on Exhibit B and Exhibit C attached hereto and incorporated herein by this reference.” 8. Real Estate Assets Schedule. The definition of “Real Estate Assets Schedule” in Section 1(a) of the Original Agreement is hereby deleted in its entirety and the following language is hereby inserted in lieu thereof: “‘Real Estate Assets Schedule’ means the schedule attached hereto as either Exhibit A, Exhibit B or Exhibit C, as the case may be, that identifies the Real Estate Assets subject to this Agreement such schedule being intended to be amended and supplemented from time to time.” 9. Revenues. Section 1(a) of the Original Agreement is hereby further revised by inserting the following words at the end of the definition of “Revenues”: “less and except any gross rental revenue from any tenant of a commercial asset in connection with the early termination of a lease.” 10. Supplemental Fees. Section 7(e) of the Original Agreement is hereby deleted in its entirety and the following language is hereby inserted in lieu thereof: “‘Supplemental Fees’ In addition to the fees earned in accordance with Section 7(b) and (c) hereof, the Manager shall be entitled to receive on an annual basis either the Base Incentive Fee or the Market Incentive Fee for

Real Estate Assets set forth on the Real Estate Assets Schedule; payable in cash upon an Operating Assets Triggering Event, an Asset Under Development Triggering Event, or a Deferred Operating Assets Triggering Event, but in no event later than the timeframes set forth in Section 7(c) above; and any Investment Origination Fees, Leasing Fees, Lease Termination Fees, Loan Origination Fees, and Tenant Improvement Fees, as earned on a transaction by transaction basis (the ‘Supplemental Fees’).” 11. Exhibit A. Exhibit A attached to the Original Agreement is hereby deleted and Exhibit A attached hereto as Schedule A and incorporated by this reference is hereby inserted in lieu thereof. 12. Exhibit B. Exhibit B attached to the Original Agreement is hereby deleted and Exhibit B attached hereto as Schedule B and incorporated by this reference is hereby inserted in lieu thereof. 13. Exhibit C. Exhibit C attached hereto as Schedule C and incorporated by this reference is hereby inserted as a new exhibit to the Original Agreement following Exhibit B in the Original Agreement. 14. Severability. Invalidation of any one of the provisions of this Amendment by judgment or court order shall in no way affect any other provisions, which shall remain in full force and effect. 15. Ratification. The Original Agreement, as modified by this Amendment, is hereby ratified and remains in full force and effect. 16. Counterparts. This Amendment may be signed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. [Signatures on following pages]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be signed pursuant to due and proper authority as of the Effective Date. CHCI ASSET MANAGEMENT, LC, A Virginia limited liability company By: COMSTOCK HOLDING COMPANIES, INC., a Delaware corporation, its manager By:/s/ Christopher Guthrie Name: Christopher Guthrie Title: Chief Financial Officer COMSTOCK PARTNERS, LC, a Virginia limited liability company By: /s/ Christopher Clemente Name: Christopher Clemente Title: Manager

# Schedule A

**Exhibit A to AMA**
**Comstock Partners Real Estate Assets Schedule**

| CP Entity | Real Estate Asset | Asset Status |
|---|---|---|
| CLS Phase 1, LC | BLVD Commons (BLVD Loudoun - Phase I) | Operating |
| CRS RB4 Holdings, LC | BLVD Reston Station (BLVD Reston) | Operating |
| CRS Commerce Center, LC<br>CRS Commerce Center VI, LC<br>CRS Commerce Center UB, LC | CMC III, IV, V, VI and United Bank<br>(Commerce Metro Center) | Operating |
| 11465 SH I, LC | 11465 (1886 Metro Center Dr) | Operating |
| Comstock Reston Station Holdings, LC | CRSH - Retail | Operating |
| CRS Plaza I, LLC | OB1 (1900 Reston Metro Plaza) | Operating |
| CRS Plaza II, LLC | OB2 (1902 Reston Metro Plaza) | Operating |
| CRS Plaza III, LLC | OB3 (1906 Reston Metro Plaza) | Operating |
| CLS Phase II, LC | BLVD Gramercy East & Flats (BLVD Loudoun - Phase II) | Operating |
| CLS Bldg C, LC | CLS Bldg C (43777 Central Station) | Operating |
| CLS Parking, LC | Loudoun Metro Garage (772 Marquis Square) | Operating |
| Comstock Herndon Ventures, LC | Herndon (Herndon Downtown) | Development |
| CRS-RR Holdings, LLC (as successor by conversion to CRS Sunset Hills, LC) | Reston Row: Units A, AR, B, BR, C-Hotel (JW Marriott Hotel), C-Residential (JW Marriott-Branded Condominiums), C-Retail, D, DR, JB and GP* | Development |
| CLS Phase III, LC | CLS Phase III (BLVD Gramercy West) | Development |
| TBD | CMC Development (One Commerce)<br>CMC Development (Extended Stay Hotel)<br>CMC Development (Commerce District Phase II) | Development |
| CLS BLDG K, LC | CLS Bldg K (One Gramercy) | Development |
| 11465 SH I, LC | Reston West (BLVD West) | Development |
| TBD | Loudoun Phase IV | Development |
| CRS Midline I, LC | Midline Reston Station (Midline District) | Development |
| Comstock 1891 Metro Center, LC | Maximus Reston Station (1891 Metro Center Dr) | Development |

* Units to be created pursuant to Declaration for Reston Row Land Condominium and Building C Condominium (to include JW Marriott Hotel and JW Marriott-Branded Condominiums) to be recorded in the land records of Fairfax County, VA

# Schedule B

**Exhibit B to AMA**
**Comstock Partners Operating Assets Trigger Event Schedule**
**As of May 31, 2022**
**($ in thousands)**

| CP Entity | Real Estate Asset | Trigger Event Date | Invested Capital | Land Payoff Allocation |
|---|---|---|---|---|
| CLS Phase 1, LC | BLVD Commons (BLVD Loudoun - Phase I) | 10/1/2022 | $ 27,754 | $ 8,082 |
| CRS RB4 Holdings, LC | BLVD Reston Station (BLVD Reston) | 10/1/2023 | $ 23,879 | $ 18,125 |
| CRS Commerce Center, LC | CMC III, IV, V, VI and United Bank | 10/1/2023 | $ 67,006 | $ 2,601 |
| CRS Commerce Center VI, LC | (Commerce Metro Center) | | | |
| CRS Commerce Center UB, LC | | | | |
| 11465 SH I, LC | 11465 (1886 Metro Center Dr) | 10/1/2023 | $ 3,025 | $ 1,000 |

# Schedule C

Exhibit C to AMA
Comstock Partners Real Estate Assets Schedule – Deferred

**Exhibit C to AMA**
**Comstock Partners Deferred Operating Assets**
**As of May 31, 2022**
**($ in thousands)**

| CP Entity | Real Estate Asset | Invested Capital | Land Payoff Allocation |
|---|---|---|---|
| Comstock Reston Station Holdings, LC | CRSH - Retail | $ 8,539 | $ 1,682 |
| CRS Plaza I, LLC | OB1 (1900 Reston Metro Plaza) | $ 62,431 | $ 17,202 |
| CRS Plaza II, LLC | OB2 (1902 Reston Metro Plaza) | $ 23,648 | $ 7,264 |
| CRS Plaza III, LLC | OB3 (1906 Reston Metro Plaza) | $ 33,948 | $ 2,865 |
| CLS Phase II, LC | BLVD Gramercy East & Flats (BLVD Loudoun - Phase II) | $ 70,592 | $ 7,061 |
| CLS Bldg C, LC | CLS Bldg C (43777 Central Station) | $ 19,191 | $ 2,199 |
| CLS Parking, LC | Loudoun Metro Garage (772 Marquis Square) | $ 8,798 | $ 405 |